                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

          TO TENDER UP TO $40.0 MILLION AGGREGATE PRINCIPAL AMOUNT OF
             6% CONVERTIBLE SUBORDINATED NOTES DUE OCTOBER 15, 2003
                                       OF
                               UROMED CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 23, 1998
--------------------------------------------------------------------------------
    THE TENDER OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY OCTOBER 21, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                      The Depositary for the Tender Offer is:
                      STATE STREET BANK AND TRUST COMPANY

         BY MAIL:              FACSIMILE TRANSMISSION:       BY OVERNIGHT COURIER OR BY
                                                                        HAND:

 Corporate Trust Division          (617) 664-5290             Corporate Trust Division
 Two International Place     (For Eligible Institutions        Two International Place
  Boston, Massachusetts                 Only)                Boston, Massachusetts 02110
          02110                 CONFIRM BY TELEPHONE             Attn: Robert Burns
    Attn: Robert Burns             (617) 664-5314

 DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN
       ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH
                  ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase.

 -------------------------------------------------------------------------------------------
                                    DESCRIPTION OF NOTES
 -------------------------------------------------------------------------------------------
                                                                 AGGREGATE
                                                                 PRINCIPAL
                                                                   AMOUNT        PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF HOLDER(S)        CERTIFICATE    REPRESENTED BY      AMOUNT
          (PLEASE FILL IN, IF BLANK               NUMBERS*      CERTIFICATE       TENDERED
---------------------------------------------------------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------
                                                   TOTAL
                                                 PRINCIPAL
                                                 AMOUNT OF
                                                   NOTES

---------------------------------------------------------------------------------------------

* Need not be completed by Holders (as defined) tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.

** Unless otherwise indicated in the column labeled "Principal Amount Tendered" and upon the terms and subject to the conditions of the Offer to Purchase, a Holder will be deemed to have tendered with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 2 below.

    List above the Notes to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

    ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO PAINEWEBBER INCORPORATED (THE "DEALER MANAGER"), WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO KISSEL-BLAKE INC., WHICH IS ACTING AS INFORMATION AGENT FOR THE TENDER OFFER, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

    The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER (OR RETENDER IF SUCH HOLDERS HAVE PREVIOUSLY WITHDRAWN) THEIR NOTES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

    This Letter of Transmittal is to be used by Holders of Notes issued under the Indenture, dated as of October 15, 1996 (CUSIP Nos. 917274AC6, 917274AA0, and U9153EAA0), of UroMed Corporation, a Massachusetts corporation. This Letter of Transmittal is to be used by such Holders if: (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders,
(ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC, pursuant to the procedures set forth in the Offer to Purchase under the caption "The Tender Offer--Procedures for Tendering Notes--Book-Entry Delivery," or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Tender Offer--Procedures for Tendering Notes--Guaranteed Delivery" in the Offer to Purchase.

    A DTC participant tendering through ATOP, in order to make a valid tender, must also properly complete and duly execute this Letter of Transmittal (or Agent's Message in lieu thereof) and deliver it to the Depositary. Delivery of documents to DTC does not constitute delivery to the Depositary.

    IN THE EVENT THAT THE TENDER OFFER IS WITHDRAWN OR OTHERWISE NOT COMPLETED, THE TENDER OFFER CONSIDERATION WILL NOT BE PAID OR BECOME PAYABLE TO HOLDERS OF THE NOTES WHO HAVE VALIDLY TENDERED THEIR NOTES IN CONNECTION WITH THE TENDER OFFER, AND ANY TENDERED NOTES WILL BE RETURNED.

    THE TENDER OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

    The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.

    Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Dealer Manager, whose address and telephone number appear on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to Kissel-Blake Inc., which is acting as information agent for the Tender Offer, whose address and telephone number appear on the back cover of this Letter of Transmittal. See Instruction 10 below.

/ /        CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

/ /        CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
           ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:
           Name of tendering institution
           / /  DTC Account No.
           / /  DTC Transaction Code No.

/ /        CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
           DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
           Name of Holder(s):
           Window Ticket No. (if any)
           Date of Execution of Notice of Guaranteed Delivery:
           Name of Eligible Institution that Guaranteed Delivery:
           / /  DTC Account No.
           / /  DTC Transaction Code No.

    If Holders desire to tender Notes pursuant to the Tender Offer and (i) certificates representing such Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Tender Offer--Procedures for Tendering Notes--Guaranteed Delivery." See Instruction 1 below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase dated September 23, 1998 (the "Offer to Purchase") of UroMed Corporation, a Massachusetts corporation ("UroMed"), relating to UroMed's 6% Convertible Subordinated Notes due October 15, 2003 (the "Notes") and this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer Documents"), which together constitute UroMed's offer (the "Tender Offer") to purchase for cash up to $40.0 million aggregate principal amount of the Notes, upon the terms and subject to the conditions set forth in the Offer Documents. The Notes were issued on October 15, 1996 in an aggregate principal amount of $69.0 million, and as of September 23, 1998, $60.7 million aggregate principal amount remain outstanding.

    Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to UroMed the principal amount of Notes indicated above.

    Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, UroMed all right, title and interest in and to the Notes that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of UroMed) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, UroMed, (ii) present such Notes for transfer of ownership on the books of the relevant security registrar, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of and conditions to the Tender Offer as described in the Offer to Purchase.

    The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date, and, thereafter, if the Tender Offer is terminated without any Notes being purchased thereunder and as set forth below. In the event of a termination of the Tender Offer, certificates representing Notes tendered pursuant to the Tender Offer will be returned to the tendering Holder promptly (or in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If, prior to the Expiration Date, UroMed increases the percentage of Notes being sought, or increases or decreases the Tender Offer Consideration, any such changes in such percentage or consideration would be applicable to all Holders whose Notes are accepted for payment pursuant to the Tender Offer. In addition, in any of the foregoing events, if at the time notice of any such change is first published, sent or given to Holders, the Tender Offer is scheduled to expire at any time prior to the tenth business day from and including the date that such notice is first published, sent or given, the Tender Offer would be extended at least until the expiration of such ten business day period.

    The undersigned understands that valid tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and UroMed upon the terms and subject to the conditions of the Tender Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by UroMed, UroMed will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by UroMed to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

    For purposes of the Tender Offer, the undersigned understands that UroMed will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which UroMed has waived such defect), if, as and when UroMed gives oral (confirmed in writing) or written notice thereof to the Depositary.

    The undersigned understands that, under certain circumstances and subject to certain conditions of the Tender Offer (each of which UroMed may waive) set forth in the Offer to Purchase, UroMed would not be required to accept for purchase any of the Notes tendered and may accept for purchase tendered Notes on a Pro Rata Acceptance (as defined in the Offer to Purchase) basis. Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above (or in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), unless otherwise indicated herein under "Special Delivery Instructions" below.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary (whether through DTC's ATOP procedures for transfer or otherwise) of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to UroMed. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by UroMed, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account at DTC), and checks for payments of the Tender Offer Consideration, as the case may be, to be made in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated. The undersigned recognizes that UroMed has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if UroMed does not accept for purchase any of the principal amount of such Notes so tendered.

                                PLEASE SIGN HERE
               (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on Notes and signatures on bond powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to UroMed of such person's authority to so act. See Instruction 3 below.

X
------------------------------------------------------------

------------------------------------------------------------
Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:            , 1998

Name(s):
------------------------------------------------------------

------------------------------------------------------------
                       (Please Print)

Capacity:
------------------------------------------------------------

Address:
------------------------------------------------------------

------------------------------------------------------------
                    (Including Zip Code)

Area Code and Telephone No.:

------------------------------------------------------------

Tax Identification or Social Security No.:

------------------------------------------------------------

           (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN)
                  MEDALLION SIGNATURE GUARANTEES, IF REQUIRED
                           (SEE INSTRUCTION 3 BELOW)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

------------------------------------------------------------
(Name of Eligible Institution Guaranteeing Signatures)

------------------------------------------------------------
(Address (including zip code) and Telephone Number
(including area code) of Eligible Institution)

------------------------------------------------------------
(Authorized Signature)

------------------------------------------------------------
(Printed Name)
                                                                     [affix Medallion
                                                                     Guarantee Stamp
                                                                          here]
Dated:            , 1998

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 3, 4 AND 6)

  To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks for the Tender Offer Consideration are to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal (the "Beneficiary") or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above (the "Account Party"). Any such Beneficiary or Account Party must complete a Substitute Form W-9.

  Issue: / / Notes
        / / Checks

  (CHECK AS APPLICABLE)
  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

  ____________________________________________________________________________
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

  Credit unpurchased Notes by book-entry to the DTC account set forth below:

  ____________________________________________________________________________
  (DTC ACCOUNT NUMBER)

  DTC Account Name:

  ____________________________________________________________________________
-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 3, 4 AND 6)

  To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase or checks for the Tender Offer Consideration are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal (a "Recipient") or to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

  Mail: / / Notes
       / / Checks

  (CHECK AS APPLICABLE)

  Name _______________________________________________________________________

                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

                                   (ZIP CODE)

-------------------------------------------

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Notes in the Tender Offer, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. The Depositary and DTC have confirmed that the Tender Offer is eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Tender Offer by causing DTC to transfer Notes to the Depositary in accordance with DTC's ATOP procedures for transfer. DTC will then send an Agent's Message (as defined in the Offer to Purchase) to the Depositary. The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. No alternative, conditional or contingent tenders of Notes will be accepted. HOLDERS DESIRING TO TENDER NOTES ON THE EXPIRATION DATE SHOULD NOTE THAT SUCH HOLDERS MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC ON THAT DATE. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO UROMED, THE TRUSTEE, THE INFORMATION AGENT OR THE DEALER MANAGER. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    If a Holder desires to tender Notes pursuant to the Tender Offer and (a) certificates representing such Notes are not lost but are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, a tender may be effected if all the following are complied with:

    (a) such tender is made by or through an Eligible Institution;

    (b) on or prior to the Expiration Date, the Depositary has received from such Eligible Institution at one of the addresses of the Depositary set forth on the first page of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Offer to Purchase, setting forth the name(s) and addressees of the registered Holder(s) and the principal amount of Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the applicable Letter of Transmittal properly completed and validly executed (or a manually signed facsimile thereof or Agent's Message in lieu thereof), together with certificates representing the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC) and any other documents required by the Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Depositary; and

    (c) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees or Agent's Message in lieu thereof, together with certificates for all Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC), and any other required documents are received by the

Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery.

    Tenders of Notes may be validly withdrawn at any time on or prior to the Expiration Date. Holders who wish to exercise their right of withdrawal with respect to the Tender Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth on the first page of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes). The notice of withdrawal must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantees), or be accompanied by evidence satisfactory to UroMed that the person withdrawing the tender has succeeded to be the beneficial owner of such Notes. Withdrawals of tendered Notes may not be rescinded and any Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. However, validly withdrawn Notes may be retendered by following the procedures therefor described in the Offer to Purchase at any time on or prior to the Expiration Date.

    2. PARTIAL TENDERS. Tenders of Notes pursuant to the Tender Offer will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, Notes representing such untendered or unaccepted amount will be sent (or if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for purchase.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing, as the owner of the Notes.

    If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Notes not tendered or not accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and checks for payments of the Tender Offer

Consideration to be made in connection with the Tender Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder either must properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a DTC participant whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participants appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

    If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting, in a fiduciary, or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to UroMed of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

    No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a DTC participant whose name appears on a security position listing as the owner of Notes) and the payment of the Tender Offer Consideration is to be made, or if any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if tendered by a DTC participant, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Notes must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

    4. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Tender Offer Consideration to be made in connection with the Tender Offer are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered or acting Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the DTC account designated above.

    5. SUBSTITUTE FORM W-9. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN") and federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Tender Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN, thereafter the Depositary will withhold 31% on all such payments of the Tender Offer Consideration until a TIN is provided to the Depositary.

    6. TRANSFER TAXES. UroMed will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Tender Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not met that are registered or issued in the name of any person other than the registered or acting Holder of Notes tendered thereby.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by UroMed, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL NOT BE CONSIDERED VALID. UROMED reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in UroMed's opinion, be unlawful. UroMed also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. UroMed's interpretations of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as UroMed determines, unless waived by UroMed. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by UroMed or cured. All tendering Holders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase. None of UroMed, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

    8. WAIVER OF CONDITIONS. UroMed expressly reserves the absolute right, in its sole and absolute discretion, to amend or waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

    9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Offer to Purchase.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager whose address and telephone number appear below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or nominee for assistance concerning the Tender Offer.

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Notes purchased pursuant to the Tender Offer may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A Substitute Form W-9 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A foreign person may qualify as an exempt recipient by submitting to the

Depositary, in lieu of a Substitute Form W-9, a properly completed Internal Revenue Service Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments with respect to Notes purchased pursuant to the Tender Offer, the Holder is required to provide the Depositary with either (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (ii) otherwise establish an adequate basis for exemption from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The Holder is required to give the Depositary its TIN (e.g., social security number or employer identification number). If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

---------------------------------------------------------------------------------------------------
                         PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
---------------------------------------------------------------------------------------------------

             SUBSTITUTE               PART 1--PLEASE PROVIDE         ------------------------
              FORM W-9                YOUR TIN IN THE BOX AT          Social Security Number
                                      RIGHT AND CERTIFY BY                      OR
                                      SIGNING AND DATING BELOW       ------------------------
                                                                  Employer Identification Number

                                      -------------------------------------------------------------
                                      PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
                                      THAT:
                                      (1) The number shown on this form is my correct Taxpayer
    PAYER'S REQUEST FOR TAXPAYER      Identification Number (or I am waiting for a number to be
   IDENTIFICATION NUMBER ("TIN")      issued to me) and
                                      (2) I am not subject to backup withholding because
                                      (i) I am exempt from backup withholding,
                                      (ii) I have not been notified by the Internal Revenue Service
                                      ("IRS") that I am subject to backup withholding as result of a failure to report all interest or dividends, or
                                      (iii) the IRS has notified me that I am no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you were subject to backup withholding. If you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item
 (2).
                                      -------------------------------------------------------------

                                                                              PART 3
                                                                             Awaiting
                                                                              TIN / /
                                      -------------------------------------------------------------

 SIGNATURE -------------------------------------------------     DATE----------------------, 1998
---------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
          WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 SIGNATURE
 --------------------------------------------  DATE:
 ----------------------- , 1998

 Name (Please Print)
 ------------------------------------------------------------

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
    Any requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent at the address and telephone number set forth below.

                 The Information Agent for the Tender Offer is:

                                     [LOGO]

                          110 Wall Street, 11th Floor
                            New York, New York 10005
                 Banks and Brokers call collect (212) 344-6733
                          Call Toll Free: 800-554-7733

    Any questions or requests for assistance may be directed to the Dealer Manager at the address and telephone number set forth below or at such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer.

                  The Dealer Manager for the Tender Offer is:

                            PAINEWEBBER INCORPORATED
                    1285 Avenue of the Americas, 13th Floor
                            New York, New York 10019
                          Call Toll Free: 877-219-1546